Exhibit 99.3

                                 MIM CORPORATION

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

On January 31, 2002, MIM Corporation (the "Company") acquired from Marc Wiener and Barbara Kammerer all of the issued and outstanding common stock of Vitality Home Infusion Services, Inc., a New York corporation ("Vitality"), pursuant to a Stock Purchase Agreement dated as of January 9, 2002 (the "Purchase Agreement") among Vitality, Marc Wiener, Barbara Kammerer and the Company. Vitality, located in Roslyn Heights, New York, distributes specialty pharmaceutical services, on a national basis, to chronically ill and genetically impaired patients, particularly focusing on oncology, infectious disease, immunology and rheumatory disease.

The aggregate purchase price for Vitality was $45,000,000, consisting of $35,000,000 in cash and the balance in Company common stock, a portion of which is being held in escrow to secure potential indemnification claims for breaches of Vitality and/or the individual seller's representations and warranties and covenants under the Purchase Agreement. The cash portion of the purchase price was funded through borrowings under the Company's existing $45,000,000 revolving credit facility. The transaction was accounted for as a purchase.

The following unaudited pro forma combined condensed financial statements are based on the respective historical consolidated financial statements of the Company and Vitality. The unaudited pro forma combined condensed balance sheet assumes the acquisition was completed on December 31, 2001. The unaudited pro forma combined condensed statement of income assumes the acquisition was completed on January 1, 2001.

The unaudited pro forma combined condensed financial statements are based on the estimates and assumptions set forth in the notes to such statements. The pro forma adjustments made in connection with the development of the pro forma information are preliminary and have been made solely for purposes of developing such pro forma information for illustrative purposes. The purchase price of the acquisition was allocated to the net assets acquired based on management's estimates of their fair values at the date of acquisition. Although the Company does not expect that the final allocation will be materially different from these estimates, there can be no assurances that such differences, if any, will not be material. The unaudited pro forma combined condensed financial statements do not purport to be indicative of the results of operations for future periods or the combined financial position or the results that actually would have resulted had the entity been a single entity during these periods.

These unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements and the related notes thereto of the Company and Vitality.


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
                                                                                        MIM Corporation
                                                                      Unaudited Pro Forma Combined Condensed Balance Sheet
                                                                                         (In Thousands)

                                                                                     As of December 31, 2001
                                                                    -----------------------------------------------------------
                                                                           MIM          Vitality     Pro Forma        MIM
                                                                       (Historical)    (Historical)  Adjustments    Pro Forma
                                                                    ----------------   ----------    ----------   ------------
ASSETS
       Cash and cash equivalents                                          $  12,487     $  4,080      $      -      $  16,567
       Marketable securities                                                      -          107             -            107
       Accounts receivable, net of allowance for doubtful accounts           70,089        5,205             -         75,294
       Inventory                                                              3,726        4,534             -          8,260
       Prepaid expenses and other current assets                              1,439           98             -          1,537
                                                                    ----------------   ----------    ----------   ------------
                 Total current assets                                        87,741       14,024             -        101,765

       Property, plant and equipment, net                                     9,287           80             -          9,367
       Due from officer                                                       2,132            -             -          2,132
       Other assets                                                           1,650            3             -          1,653
       Intangible assets, net                                                39,009            -        38,828 (1)     77,837
                                                                    ----------------   ----------    ----------   ------------
TOTAL ASSETS                                                              $ 139,819     $ 14,107      $ 38,828      $ 192,754
                                                                    ================   ==========    ==========   ============

LIABILITIES AND STOCKHOLDERS' EQUITY
       Current portion of capital lease obligations                       $     594     $      7      $      -      $     601
       Line of credit                                                             -            -        35,000 (1)     35,000
       Accounts payable                                                       4,468        5,323             -          9,791
       Claims payable                                                        46,564            -             -         46,564
       Payables to plan sponsors                                             21,063            -             -         21,063
       Accrued expenses and other current liabilities                         5,745        1,267           961 (1)      7,973
                                                                    ----------------   ----------    ----------   ------------
                 Total current liabilities                                   78,434        6,597        35,961        120,992

       Capital lease obligations, net of current portion                      1,031           11             -          1,042
       Other non-current liabilities                                             58            -             -             58
                                                                    ----------------   ----------    ----------   ------------
                 Total liabilities                                           79,523        6,608        35,961        122,092

       Stockholders' Equity:
         Preferred stock                                                          -                          -              -
         Common stock                                                             2            2            (2)(1)          2
         Additional paid-in capital                                         105,424            -        10,000 (1)    115,779
                                                                                                           355 (1)
         (Accumulated deficit)/Retained earnings                            (42,196)       7,486        (7,486)(1)    (42,196)
         Treasury stock                                                      (2,934)           -             -         (2,934)
         Accumulated other comprehensive income                                   -           11             -             11
                                                                    ----------------   ----------    ----------   ------------
                 Total stockholders' equity                                  60,296        7,499         2,867         70,662

                                                                    ----------------   ----------    ----------   ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                $ 139,819     $ 14,107      $ 38,828      $ 192,754
                                                                    ================   ==========    ==========   ============




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                                                                                  MIM Corporation
                                                             Unaudited Pro Forma Combined Condensed Statement of Income
                                                                      (In Thousands, Except Per Share Amounts)


                                                                              Year ended December 31, 2001
                                                          -----------------------------------------------------------------
                                                               MIM           Vitality     Pro Forma             MIM
                                                           (Historical)    (Historical)  Adjustments         Pro Forma
                                                          ------------    -----------   ----------         ------------

Revenue                                                     $ 456,646       $ 74,770      $     -            $ 531,416
Cost of revenue                                               403,243         63,396            -              466,639
                                                          ------------    -----------   ----------         ------------
     Gross profit                                              53,403         11,374            -               64,777

General and administrative expenses                            38,489          7,078          126  (5)          45,693
Amortization of goodwill and other intangibles                  2,200              -       (2,065) (2)             928
                                                                                              793  (3)
Special credits                                                (2,476)             -            -               (2,476)
                                                          ------------    -----------   ----------         ------------
     Income from operations                                    15,190          4,296        1,146               20,632

Other expense, net                                                (56)        (1,562)      (1,488) (4)          (3,106)
                                                          ------------    -----------   ----------         ------------
     Income (loss) before provision for income taxes           15,134          2,734         (342)              17,526

Provision for income taxes                                        932             57           90  (6)           1,079
                                                          ------------    -----------   ----------         ------------
     Net income                                              $ 14,202        $ 2,677      $  (432)            $ 16,447
                                                          ============    ===========   ==========         ============

Basic income per common share                                  $ 0.67                                           $ 0.75
                                                          ============                                     ============

Diluted income per common share                                $ 0.64                                           $ 0.72
                                                          ============                                     ============

Weighted average common shares used in
    computing basic income per share                           21,273                         592  (1)          21,865
                                                          ============                  ==========         ============

Weighted average common shares used in
    computing diluted income per share                         22,289                         592  (1)          22,881
                                                          ============                  ==========         ============

                                 MIM Corporation

                 Notes to Unaudited Pro Forma Combined Condensed
                      Financial Information (In Thousands)

The unaudited pro forma combined condensed statement of income has been prepared to reflect the acquisition of Vitality as if the acquisition occurred on January 1, 2001, utilizing the purchase method of accounting. The unaudited pro forma combined condensed balance sheet was prepared to reflect the acquisition as of December 31, 2001, utilizing the purchase method of accounting.

The following is a summary of the adjustments reflected in the unaudited pro forma combined condensed balance sheet and income statement:

      (1) Represents the elimination of Vitality's historical equity and the preliminary estimates of the excess of the purchase price over the fair value of the net tangible assets acquired:

       Purchase price:
           Funded from the Company's line of credit                    $35,000
           Common stock value                                           10,000
           Transaction costs                                             1,316
                                                                         -----
                Total purchase price                                    46,316
       Less - Net tangible assets as of December 31, 2001                7,488
                                                                         -----

       Excess of purchase price over net tangible assets acquired      $38,828
                                                                       =======

       Preliminary allocation of excess purchase price and amortizable life:

           Customer relationships (20 years)                           $11,000
           Trademarks (Indefinite)                                       4,700
           Non-compete agreements (3 years)                                730
           Goodwill                                                     22,398
                                                                        ------
                                                                       $38,828
                                                                       =======
The total estimated purchase price of the acquisition has been allocated on a preliminary basis to assets and liabilities based on management's best estimates of fair value. These allocations are subject to change pending a final appraisal of the total purchase price and the fair value of the assets acquired and liabilities assumed.

On January 31, 2002, the Company acquired from Marc Wiener and Barbara Kammerer all of the issued and outstanding common stock of Vitality, pursuant to a Stock Purchase Agreement dated as of January 9, 2002 (the "Purchase Agreement") among Vitality, Marc Wiener, Barbara Kammerer and the Company. Vitality, located in Roslyn Heights, New York, distributes specialty pharmaceutical products, on a national basis, to the chronically ill and genetically impaired, particularly focusing on oncology, infections disease, immunology and rheumatory disease.

The aggregate purchase price for Vitality was $45,000 consisting of $35,000 in cash and the balance in the Company's common stock, a portion of which is being held in escrow to secure potential indemnification claims for breaches of Vitality and/or the individual seller's representations and warranties and covenants under the Purchase Agreement. The cash portion of the purchase price was funded through borrowings under the Company's existing $45,000 revolving credit facility.

Included in the purchase price is an accrual for transaction costs for certain merger legal, accounting and other miscellaneous expenses associated with the acquisition totaling approximately $1,316. Included in this amount is approximately $355 common stock provided for these services.

(2) Represents the reversal of amortization of goodwill incurred in 2001. On January 1, 2002, the Company adopted the provisions of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," and is no longer amortizing goodwill and intangible assets with indefinite lives.

(3) Represents amortization expense related to intangible assets, with definite lives, based on preliminary estimates of the allocation of the purchase price.

(4) Represents interest expense on amounts to fund the acquisition under the Company's line of credit. The interest expense was calculated using the Company's borrowing rate (4.25% on December 31, 2001).

(5) Represents rent expense for use of the facility owned by the former stockholders of Vitality.

(6) Represents the state income tax effect of the pro forma adjustments related to the acquisition. There was available Federal net operating loss carryforwards to offset Federal taxable income.